UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

Constar International Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-01982	13-1889304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Crown Way Philadelphia, PA	19154-4599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 552-3700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At our Annual Meeting of Stockholders held on November 16, 2010, the following proposals were adopted by the votes indicated.
1.	Election of a Board of Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed:

	Number of Shares
	Voted For	Withheld	Non-Votes
Michael J. Balduino	712,444	61,150	451,093
Eric A. Balzer	712,444	61,150	451,093
Grant H. Beard	712,444	61,150	451,093
Lawrence V. Jackson	712,444	61,150	451,093
Ruth J. Mack	712,444	61,150	451,093
L. White Matthews III	712,444	61,150	451,093
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit and report upon the Company’s financial statements for 2010: votes totaled 1,164,872 for, zero against, and 59,815 abstaining.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2010	CONSTAR INTERNATIONAL INC.
	By:	/S/J. MARK BORSETH
		Name:	J. Mark Borseth
		Title:	Executive Vice President and Chief Financial Officer